UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 13, 2025

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GXO LOGISTICS, INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-40470 (Commission File Number)	86-2098312 (IRS Employer Identification No.)

Two American Lane Greenwich, Connecticut		06831
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (203) 489-1287

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	GXO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
(a) The 2025 annual meeting of stockholders (the “2025 Annual Meeting”) of GXO Logistics, Inc. (the “Company”) was held on May 13, 2025.

(b) At the 2025 Annual Meeting, the stockholders voted to (1) elect nine (9) members of our Board of Directors for a term to expire at the 2026 annual meeting of stockholders or until their respective successors shall have been duly elected and qualified or until their earlier resignation or removal; (2) ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2025; and (3) approve the advisory vote on the executive compensation of the Company’s named executive officers.

1.Election of Directors:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Brad Jacobs	86,994,253	12,355,488	66,523	8,082,272
Marlene Colucci	88,037,186	11,283,521	95,557	8,082,272
Todd Cooper	98,872,107	475,440	68,717	8,082,272
Matthew Fassler	56,516,540	42,830,299	69,425	8,082,272
Julio Nemeth	95,443,404	3,901,248	71,612	8,082,272
Jason Papastavrou, Ph.D.	91,415,483	7,931,781	69,000	8,082,272
Torsten Pilz, Ph.D.	98,880,212	466,680	69,372	8,082,272
Laura Wilkin	98,888,284	459,842	68,138	8,082,272
Kyle Wismans	97,929,289	1,418,820	68,155	8,082,272

2.Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2025:

Votes For	Votes Against	Abstentions	Broker Non-Votes
107,297,273	128,387	72,876	0

3.Advisory Vote to Approve Executive Compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
88,325,841	10,874,029	216,394	8,082,272

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2025	GXO LOGISTICS, INC.

	By:	/s/ Karlis P. Kirsis
	Name:	Karlis P. Kirsis
	Title:	Chief Legal Officer